Filed under Rules 497(k) and 497(e)
Registration No. 333-111662

SunAmerica Specialty Series

AIG Small-Cap Fund

(the “Fund”)

Supplement dated November 19, 2018, to the Summary Prospectus, Prospectus

and Statement of Additional Information

each dated February 28, 2018, as supplemented and amended to date

Effective November 19, 2018, SunAmerica Asset Management, LLC (“SunAmerica”) has agreed to modify the expense caps on total expenses to reduce the net expenses paid by shareholders of the Fund. In addition, pursuant to an Advisory Fee Waiver Agreement, SunAmerica has contractually agreed to waive a portion of its fees payable by the Fund through February 29, 2020. The Board of Trustees also approved a Subadvisory Fee Waiver Agreement by and between SunAmerica and Cadence Capital Management, LLC (“Cadence”), the Fund’s subadviser, with respect to the Fund. Effective November 19, 2018, pursuant to the Subadvisory Fee Waiver Agreement, Cadence has contractually agreed to waive a portion of its fees payable by SunAmerica, with respect to the Fund, through February 29, 2020. Accordingly, the following changes to the Summary Prospectus, Prospectus and Statement of Additional Information are effective as of November 19, 2018:

The table in the section of the Fund’s Summary Prospectus entitled “Fees and Expenses of the Fund” and the table in the subsection of the Fund’s Prospectus entitled “Fund Highlights – Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.66%	1.38%	1.02%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	2.01%	3.38%	2.02%
Fee Waiver and/or Expense Reimbursement(2)(3)(4)	0.76%	1.48%	0.97%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)(4)	1.25%	1.90%	1.05%

(1)

Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 7-9 of the Prospectus for more information about the CDSCs.

(2)

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.25%, 1.90% and 1.05% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the trustees of the Board of Trustees who are not “interested persons” of SunAmerica Specialty Series as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”).

(3)

Any waivers and/or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Fund to exceed the lesser of (a) the current expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any.

(4)

Pursuant to an Advisory Fee Wavier Agreement, effective through February 29, 2020, SunAmerica is contractually obligated to waive its advisory fee with respect to the Fund so that the advisory fee payable by the Fund to SunAmerica equals 0.85% of average daily net assets. This agreement may be modified or discontinued prior to February 29, 2020, only with the approval of the Board of Trustees, including a majority of the Independent Trustees.

The example in the section of the Fund’s Summary Prospectus entitled “Fees and Expenses of the Fund” and the example in the subsection of the Fund’s Prospectus entitled “Fund Highlights – Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers and/or reimbursements remain in place through the term of the applicable waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AIG Small-Cap Fund
Class A	$695	$949	$1,222	$1,999
Class C	293	597	1,026	2,222
Class W	107	334	579	1,283

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
AIG Small-Cap Fund
Class A	$695	$949	$1,222	$1,999
Class C	193	597	1,026	2,222
Class W	107	334	579	1,283

In the subsection of the Fund’s Prospectus entitled “Fund Management – Adviser,” the third paragraph is deleted in its entirety and replaced with the following:

Pursuant to an Investment Advisory and Management Agreement, the Fund pays SunAmerica a management fee at the annual rate of 1.00% of the average daily net assets of the Fund. Pursuant to an Advisory Fee Waiver Agreement, effective November 19, 2018, through February 29, 2020, SunAmerica has contractually agreed to waive its management fee with respect to the Fund so that the management fee payable by the Fund to SunAmerica equals 0.85% of average daily net assets.

In addition, SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent noted in the footnotes to the Fees and Expenses Table of this Prospectus. Any waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Fund to exceed the lesser of (a) the current expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any. The potential amount of the recoupment is accounted for as a contingent liability that is not recordable on the balance sheet of the Fund until collection is probable, but appears as footnote disclosure to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such recoupment and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Fund for that current period.

In the subsection of the Fund’s Prospectus entitled “Fund Management – Subadviser,” the following is added to the end of the second paragraph:

Pursuant to a Subadvisory Fee Waiver Agreement, effective November 19, 2018, through February 29, 2020, Cadence has contractually agreed to waive its subadvisory fee with respect to the Fund so that the subadvisory fee payable by SunAmerica to Cadence equals 0.40% of average daily net assets.

The subsection of the Fund’s Statement of Additional Information entitled “Management of the Fund – The Adviser” is amended by adding the following after the seventh paragraph:

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to SunAmerica under the Investment Advisory and Management Agreement is 0.85% of the Fund’s average daily net assets. The Advisory Fee Waiver Agreement will continue in effect until February 29, 2020, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or the Adviser, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Advisory Fee Waiver Agreement. Upon termination of the Investment Advisory and Management Agreement with respect to the Fund, the Advisory Fee Waiver Agreement shall automatically terminate.

The eighth paragraph of the subsection of the Fund’s Statement of Additional Information entitled “Management of the Fund – The Adviser” is deleted in its entirety and replaced with the following:

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

Total Annual Fund Operating Expenses (as a percentage of average daily net assets)

Class	%
Class A Shares	1.25%
Class C Shares	1.90%
Class W Shares	1.05%

The tenth paragraph of the subsection of the Fund’s Statement of Additional Information entitled “Management of the Fund – The Adviser” is deleted in its entirety and replaced with the following:

Further, any waivers and/or reimbursements made by SunAmerica with respect to the Fund pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within the two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Fund to exceed the lesser of (a) the current expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but will appear as footnote disclosure to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The subsection of the Fund’s Statement of Additional Information entitled “Management of the Fund – The Subadviser” is amended by adding the following after the third paragraph:

Pursuant to a Subadvisory Fee Waiver Agreement, Cadence is contractually obligated to waive a portion of its subadvisory fee with respect to the Fund so that the subadvisory fee payable by SunAmerica to Cadence is equal to 0.40% of the Fund’s average daily net assets. The Subadvisory Fee Waiver Agreement shall continue in effect through February 29, 2020, and from year to year thereafter provided such continuance is agreed to by the Subadviser and approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or the Subadviser, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Subadvisory Fee Waiver Agreement. Upon termination of the Subadvisory Agreement with respect to the Fund, the Subadvisory Fee Waiver Agreement shall automatically terminate.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus and/or the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_S5118SMC_2-18 SUP1_SMCSP_2-18 SUP1_SMCSAI_2-18

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